                                 EXHIBIT 10.35



                              SECOND AMENDMENT TO
                      SHOWBOAT STAR PARTNERSHIP AGREEMENT
                      -----------------------------------



     This Second Amendment to the Showboat Star Partnership Agreement (the "Second Amendment") is made as of the 1st day of August, 1993 by and among Star Casino, Inc. ("Star"), a Louisiana corporation, and Showboat Louisiana, Inc. ("Showboat"), a Nevada corporation. Capitalized terms not defined herein have the meanings set forth in the Showboat Star Partnership Agreement, as amended.

                                  WITNESSETH:


     WHEREAS, Star and Showboat entered into the Showboat Star Partnership Agreement on the 2nd day of July, 1993, and, thereafter, Star and Showboat entered into the First Amendment to Showboat Star Partnership Agreement as of the 20th day of July, 1993 (the Showboat Star Partnership Agreement as amended being referred to herein as the "Agreement"); and

     WHEREAS, Star and Showboat desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the covenants herein contained and intending to be mutually bound, the parties hereto agree as follows:

     Section 3.7 of the Agreement is amended to read as follows, rather than as previously written:

          "a.  Initial Capital Contributions.  Upon the execution of the
               -----------------------------
          Agreement the Majority Partners shall contemporaneously each make the following initial Capital Contributions (each Majority Partner's contribution shall be conditioned on the other making its contribution):

               (i)  Star - $700

              (ii)  Showboat - $300

          b. Capital Contributions following Effective Date.  Star shall,
             ----------------------------------------------
          immediately following the effective date of this amendment, or as soon as practicable thereafter, make an additional Capital Contribution consisting of all of its right, title and interest in and to an application for a Louisiana Riverboat Gaming License (the "License Application").

          Immediately after the Effective Date, or as soon as practical thereafter, the Majority Partners shall each make the following additional Capital Contributions (each Majority Partner's contribution shall be conditioned on the other's making its contribution):

               (i)  Star -   $1,638,108.93 cash, and all of Star's property
                             interests in any way relating to the Casino
                             Facilities.

               Star shall execute the necessary documentation evidencing the transfer of all of its right, title and interest in and to all of the non-cash assets described in this Section 3.7(b)(i), and the Partnership shall assume all of Star's contractual obligations relating to such assets.

               Notwithstanding anything contained in this Agreement to the contrary, Star shall provide to Showboat a detailed accounting, with supporting documentation, of the cost of said non-cash assets as of the Effective Date. Star and Showboat hereby agree that the fair market value of the License Application and the non-cash assets described in this Section 3.7b(i) are $33,361,891.07.

               (ii)  Showboat -   $15,000,000 cash

               c. Additional Capital Contributions.  Additional Capital
                  --------------------------------
               Contributions shall be made by the Majority Partners in the following percentages:

                    Star            70%

                    Showboat        30%

                                   100%"
                                   ----

          The balance of the Agreement is not changed by this Second Amendment and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

                              STAR CASINO, INC.


                              By:  /s/ Louie Roussel, III
                                 ------------------------------
                                 LOUIE ROUSSEL, III, President


                              SHOWBOAT LOUISIANA, INC.


                              By:  /s/ Frank A. Modica
                                 ------------------------------
                                 FRANK A. MODICA, President and
                                 Chief Executive Officer

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF LOUISIANA

PARISH OF JEFFERSON

     BE IT KNOWN, that on this 26th day of October, 1993, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Louie Roussel, III, appearing herein in his capacity as the President of Star Casino, Inc., to be personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

    /s/ Jane C. Brady
  -------------------------
                                        /s/ Louie Roussel, III
                                      -----------------------------
                                      LOUIE ROUSSEL, III
    /s/ Donna H. Donohoe
  -------------------------



                              /s/
                            ----------------------
                                 NOTARY PUBLIC

STATE OF NEVADA

PARISH OF CLARK

     BE IT KNOWN, that on this 12th day of November, 1993, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared Frank A. Modica, appearing herein in his capacity as the President and Chief Executive Officer of Showboat Louisiana, Inc., to be personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

    /s/ Mary B. Rando
  ------------------------
                                        /s/ Frank A. Modica
                                      ----------------------------
                                      FRANK A. MODICA
    /s/ G.C. Taylor, Jr.
  ------------------------



                               /s/ Jean Y. Zorn
                             --------------------
                                 NOTARY PUBLIC

                                 EXHIBIT 10.35


THE INTEREST REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH DISPOSITION WILL NOT VIOLATE SUCH ACT OR ANY STATE SECURITIES LAW OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED. STAR CASINO, INC. MAY REQUIRE AN OPINION OF COUNSEL TO SUCH EFFECT PRIOR TO SUCH DISPOSITION.


                               THIRD AMENDMENT TO
                      SHOWBOAT STAR PARTNERSHIP AGREEMENT
                      -----------------------------------


     This Third Amendment to the Showboat Star Partnership Agreement (the "Third Amendment") is made as of the first day of March, 1994 by and among Star Casino, Inc., a Louisiana corporation ("Star"), Showboat Louisiana, Inc., a Nevada corporation ("Showboat"), and the Minority Partners whose signatures appear below (the "Minority Partners"). Capitalized terms not defined herein have the meanings set forth in the Showboat Star Partnership Agreement, as amended.

                                  WITNESSETH:

     WHEREAS, Star and Showboat entered into the Showboat Star Partnership Agreement on the 2nd day of July, 1993, and, thereafter, Star and Showboat entered into the First Amendment to Showboat Star Partnership Agreement as of the 20th day of July, 1993 and the Second Amendment to Showboat Star Partnership Agreement as of the 1st day of August, 1993 (the Showboat Star Partnership Agreement as so amended and as amended hereby being referred to hereinafter as the "Agreement");

     WHEREAS, the Effective Date has occurred, and Star desires to sell to the Minority Partners, and the Minority Partners desire to purchase, the Percentage Interests described herein, in accordance with Section 2.1 of the Agreement;

     WHEREAS, the Minority Partners have each entered into a General Partnership Interest Subscription Agreement with Star;

     WHEREAS, Star desires to sell to Showboat, and Showboat desires to purchase, the Percentage Interest described herein;

     WHEREAS, Showboat has entered into a General Partnership Interest Purchase Agreement;

     WHEREAS, Star and Showboat desire to change the management of the Partnership from a Managing Partner to a Management Committee; and

     WHEREAS, Star, Showboat, and the Minority Partners desire to amend the Agreement in certain other respects;

     NOW THEREFORE, in consideration of the covenants herein contained and intending to be mutually bound, the parties hereto agree as follows:

     I.   Sale of a Portion of Star's Percentage Interest to Minority Partners.
          --------------------------------------------------------------------
Effective as of March 1, 1994 (the "Third Amendment Effective Date"), Star hereby sells and delivers to each Minority Partner, and each Minority Partner hereby purchases and accepts from Star, a portion of Star's Percentage Interest such that each Minority Partner will own the Percentage Interest set forth opposite the Minority Partner's name in Section VII below, in accordance with the terms and conditions set forth herein, in the Agreement, and in the General Partnership Interest Subscription Agreements between Star and each Minority Partner.

     II.  Admission of Minority Partners.  The parties hereto hereby agree to
          ------------------------------
admit each Minority Partner as a Partner in the Partnership, and each Minority Partner hereby agrees to be bound by the terms of the Agreement.

     III. Sale of a Portion of Star's Percentage Interest to Showboat.
          -----------------------------------------------------------
Effective as of the Third Amendment Effective Date, Star hereby sells and delivers to Showboat, and Showboat hereby purchases and accepts from Star, a portion of Star's Percentage Interest such that Showboat's Percentage Interest will be increased from 30% to 50%, in accordance with the terms and conditions set forth herein, in the Agreement, and in the General Partnership Interest Purchase Agreement between Star and Showboat.

     IV.  Amendment to Section 1.14.  Section 1.14 of the Agreement is amended
          -------------------------
to read as follows, rather than as previously written:

     "1.14  Management Committee.  The Management Committee of the Partnership,
            --------------------
     as designated in Section 5.1 below."

     V.  Amendment to Section 2.6.  Section 2.6 of the Agreement is amended to
         ------------------------
read as follows, rather than as previously written:

     "2.6  Principal Place of Business.  The principal business establishment of
           ---------------------------
     the partnership shall be located at 414 Northline Avenue, Metairie, Louisiana 70005. The Management Committee may, in its sole discretion, change the location of the principal business establishment of the Partnership, and if does so, it shall promptly notify the Partners of such new location within five (5) days of such change."

     VI.  Amendment to Section 2.8.  Section 2.8 of the Agreement is amended to
          ------------------------
read as follows, rather than as previously written:

     "2.8  Certificate.  Following the Effective Date, Star shall perform all
           -----------
     acts necessary to assure the prompt filing of such certificate of fictitious name as is required by Louisiana law, and after the Third Amendment Effective Date the Management Committee shall perform all other acts required by Louisiana law or any other law to perfect and maintain the Partnership as a Partnership under the laws of the State of Louisiana."

     VII.  Amendment to Section 3.1.  Section 3.1 of the Agreement is amended to
           ------------------------
read as follows, rather than as previously written:

     "3.1  Percentage Interests.
           --------------------

          (a) The Percentage Interest of each Majority Partner as of the formation of the Partnership until the Third Amendment Effective Date was:

                    Star            70%

                    Showboat        30%
                                    ---

                                   100%

          (b) The Percentage Interest of each of the Partners as of the Third Amendment Effective Date shall be:

                    Star                                40%

                    Showboat                            50%

                    Gabe Salloum                         1%

                    Southshore Investments, Inc.         4%

                    Richard Schwartz                     1%

                    Las Ninas Corporation                4%
                                                        ---

                                                       100%"

     VIII.  Amendment to Section 3.2(e).  Section 3.2(e) of the Agreement is
            ---------------------------
amended by adding the following sentences at the end thereof:


     "On the Third Amendment Effective Date, the Capital Account of Star shall become the Capital Account of each Minority Partner and of Showboat to the extent it relates to the transferred Percentage Interest. Immediately prior to the Third Amendment Effective Date, the Capital Account of Star (part of which will be transferred to the Minority Partners and to Showboat) will only contain Star's initial Capital Contributions made pursuant to Section 3.7a(i) (which is $700) of the Agreement and Star's additional Capital Contributions made pursuant to Sections 3.7b(i) (which is $35,000,000) and 3.7(c) (which is $8,000,000) of the Agreement, and expressly does not include Star's distributive share of Partnership income for the period from the Effective Date through February 28, 1994."

     IX.  Amendment to Section 3.7c.  Section 3.7c of the Agreement is amended
          -------------------------
to read as follows, rather than as previously written:

          "c.  Additional capital contributions.  The Partners shall make
               --------------------------------
     additional Capital Contributions to the Partnership under the following circumstances, which amounts shall be credited to their respective Capital
     Accounts:

               (i) At such times as additional monies are required in order to pay the costs of repairs or renovations to the Casino Facilities, as determined by the Management Committee; or

               (ii) At such other times as the Management Committee shall determine that additional funds are needed to carry on the business of the Partnership.

     In either of such events, the Management Committee shall give reasonable notice of the amount of the required additional Capital Contributions and the day on which the Contributions shall be due, and each Partner shall make the Contribution on or before the date specified. Additional Capital Contributions shall be made by the Partners in proportions to their respective Percentage Interests."

     X.  Amendment to Caption of Section 3.8.  The caption of Section 3.8 of the
         -----------------------------------
Agreement is amended to read "Failure of Star or Showboat to Contribute", rather
                              -----------------------------------------
than as previously written.

     XI. A new section, numbered 3.9, shall be included in the Agreement, reading as follows:

          "3.9  Failure of a Minority Partner to Contribute.  If any or all of
                -------------------------------------------
     the Minority Partners should fail to make any additional Capital Contribution on or before the date such contribution is due, such failure shall constitute a default under this Agreement and the Management Committee may at any time thereafter while the contribution remains unpaid, serve written notice ("Minority Partner Notice of Demand") upon the defaulting Minority Partner requiring it to make the capital contribution, together with all costs and expenses that may have been incurred by the Partnership by reason of the nonpayment. The Minority Partner Notice of Demand shall specify a date (which shall be not less than ten (10) days after the date of the notice) on which, and the place at which, the contribution and such costs and expenses are to be paid. In the event of the nonpayment of the capital contribution at the time and place appointed, Star, Showboat and the Partnership shall have the following rights and obligations:

          Star and Showboat are authorized by each Minority Partner to make a loan to the defaulting Minority Partner, but paid directly to the Partnership, consisting of the Capital Contribution of such defaulting Minority Partner, together with all costs and expenses that may have been incurred by the Partnership by reason of the nonpayment of each defaulting Minority Partner ("Minority Loan"), in exchange for which Star or Showboat shall receive any and all cash or credit distributions payable to the defaulting Minority Partner until such defaulting Minority Partner repays Star or Showboat the full balance of the Minority Loan with interest thereon at eighteen percent (18%). However, in no event shall the interest rate exceed the maximum lawful rate. Star shall have the first right to enter into the Minority Loan. If Star has not elected to make the Minority Loan within fifteen (15) days of the payment date specified in the Minority Partner notice of demand, Showboat shall make the Minority Loan. In the alternative, if a defaulting Minority Partner instructs the Majority Partner not to enter into the Minority Loan as of the payment date specified in the Minority Partner notice of demand, then

     Star may make the Capital Contribution and increase its Percentage Interest by an amount equal to the additional Capital Contribution divided by the fair market value of the Minority Partner's Percentage Interest times the Minority Partner's Percentage Interest. In the event that Star has not elected in writing to make the additional Capital Contribution within fifteen (15) days of the payment date specified in the Minority Partner notice of demand, Showboat may make the additional Capital Contribution in lieu of the Minority Partner."

     XII.  Amendment to Section 4.2.  Paragraph F of Section 4.2 of the
           ------------------------
Agreement is amended by substituting the words "Management Committee" wherever the words "Managing Partner" appear within Section 4.2.

     XIII.  Amendment to Section 5.  Section 5 of the Agreement is amended to
            ----------------------
read as follows, rather than as previously written:

     "5.  MANAGEMENT OF THE PARTNERSHIP.
          -----------------------------

          5.1  Management Committee.
               --------------------

               (a)  General.  All decisions affecting the management or
                    -------
     operation of the Partnership, and decisions relating to admission of new partners, expulsion of a partner, permitting a Partner to withdraw without just cause, termination of the Partnership (except as otherwise provided in this Agreement), and the merger of the Partnership into another entity (except as otherwise provided in this Agreement) shall be made by the Management Committee, consisting of ten persons (each, a "Representative"), as set forth hereinafter.

               (b)  Membership.  The membership of the Management Committee
                    ----------
     shall consist of ten Representatives. Showboat shall have the right to designate five Representatives, Star shall have the right to designate four Representatives, and the Minority Partners shall have the right to designate one of the Minority Partners, or an officer of a corporate Minority Partner who has been duly authorized to act in such capacity by the corporate Minority Partner, as a Representative. The Representative designated by the Minority Partners shall be selected by majority vote of the Minority Partners, with each Minority Partner having one vote. In the event the Minority Partners are unable to designate a Representative because of a deadlock in the vote, then the Majority Partners shall designate the

     Minority Partners' Representative. Each Representative shall have the right to cast one vote. Each Representative shall be duly authorized to represent and act on behalf of Showboat, Star, and the Minority Partners, as the case may be, and shall not be deemed to act on behalf of any other Person. The initial Representatives for Showboat are J.K. Houssels, Frank
     A. Modica, J. Kell Houssels, III, J. Keith Wallace, and Donald L. Tatzin; for Star are Louie J. Roussel, III, Carl J. Eberts, Thomas B. Bender, and Gabe Salloum; and for the Minority Partners is Richard Schwartz. Representatives designated by Showboat and Star shall serve at the pleasure of the Partner appointing them, and the Representative designated by or on behalf of the Minority Partners shall serve for a term of one year. J.K. Houssels will serve as the Chairman of the Management Committee for a term of one year. After the term of the Chairman expires, the successor Chairman shall be appointed by majority vote of the Management Committee.

               (c)  Meetings.  Regular meetings of the Management Committee
                    --------
     shall be held at least quarterly or at such times as the Management Committee shall decide. Special meetings may be called from time to time by any two Representatives. Notice of a special meeting of the Management Committee shall be sent by the Chairman of the Management Committee to each of the Representatives at their record addresses (as may be changed by written notice to the Partnership) and shall specify the time, date, place and purpose of such meeting. Notification of a special meeting shall be sent within three business days after the Partnership's receipt of a proper request therefor and such meeting shall be held not less than five, nor more than ten, business days after receipt of such request. Any Representative participating in a meeting of the Management Committee shall be deemed to have waived notice of such meeting. Any meeting of the Management Committee may be held at the principal business establishment of the Partnership or at such other location as the Management Committee may deem appropriate. Representatives may participate in a meeting of the Management Committee by conference telephone or other communications equipment by means of which all Representatives participating can hear each other. Any action required or permitted to be taken at any meeting of the Management Committee may be taken without a meeting, if all the Representatives consent thereto in writing. The Management Committee may adopt such other procedural rules with respect to the meetings and other conduct of the Management Committee as it may deem desirable. The Partnership shall promptly reimburse the Representatives for all reasonable out of pocket expenses incurred in connection with meetings of the Management Committee. Any Representative absent from a meeting of the Management Committee may be represented by any other Representative, who may cast the absent Representative's vote according to his written instructions, general or special.

               (d)  Powers of Management Committee.  The Management Committee
                    ------------------------------
     (acting as provided herein) shall have the right, power, and authority, in the management of the business and affairs of the Partnership, to do or cause to be done any and all acts, at the expense of the Partnership, deemed by the Management Committee to be necessary or appropriate to effectuate the purposes of the Partnership. Subject to the provisions of this Agreement, all decisions made and actions taken on behalf of the Partnership or the Partners by the Management Committee shall be binding upon the Partnership or the Partners, as the case may be. The power and authority of the Management Committee pursuant to this Agreement shall be liberally construed to encompass all acts and activities consistent with the purposes of the Partnership and all acts in which a partnership may engage under the Partnership Laws of the State of Louisiana, as amended from time to time.

               (e)  Votes of Management Committee.  Except as otherwise provided
                    -----------------------------
     herein, all actions and decisions taken by the Management Committee shall require a majority vote of the Representatives. Notwithstanding the preceding sentence, unless otherwise specified in the budget prepared in accordance with Section 5.2, the Management Committee shall not, except with the approval of at least seven Representatives, cause or permit the Partnership or the Partners, as the case may be, to:

               (i) Construct, improve, buy, own, sell, convey, exchange, assign, rent, or lease any property (real, personal or mixed), or any interest therein, having a value in excess of $500,000;

               (ii) Borrow money, issue evidence of indebtedness, secure any indebtedness by mortgage, deed of trust, pledge, or other lien, or execute agreements, notes, mortgages, deeds of trust, assignments, security agreements, financing statements or other documents relating thereto which involve a credit facility to carry out the same in excess of $500,000;


               (iii) Make or revoke any election which the Partnership is permitted to make by any taxing authority (including without limitation, those within the contemplation of Code Subtitle A, Chapter 1, Subchapter
     K), and to act as the tax matters partner for purposes of Code Subtitle F, Chapter 63, Subchapter C;

               (iv) Abandon any of the assets of the Partnership in excess of $5,000;

               (v) Perform any act in violation of the terms and conditions of this Agreement, Louisiana Partnership Law, or any other applicable law or regulation;

               (vi) Make, execute, or deliver any general assignment for the benefit of creditors, or any bond, confession of judgment, guaranty, indemnity bond or surety bond;

               (vii) Initiate or settle any litigation by or against the Partnership or any proceeding before any governmental or regulatory body for more than $50,000;

               (viii)    Vote any shares of stock owned by the Partnership;

               (ix) Disburse funds that exceed the approved budget by more than five percent (5%);

               (x)       Sell the Riverboat;

               (xi)      Approve budgets;

               (xii)     Admit new partners;

               (xiii)    Terminate the Partnership;

               (xiv)     Expel a Partner;

               (xv)      Permit a Partner to withdraw without just cause;

               (xvi) Merge the Partnership into another entity, except as otherwise provided herein; or

               (xvii) Change in any way the Management Agreement dated May 24, 1993, by and between Star and Lake Pontchartrain Showboat, Inc., the interest of Star in which has been assigned to the Partnership.

               (xviii)   Disburse less than seventy (70%) percent of the net
     earnings of the Partnership to the Partners within twenty (20) days after the end of each calendar month of the Partnership.

               Notwithstanding the foregoing, and anything contained herein to the contrary notwithstanding, the Management Committee shall have the sole authority to cause the Partnership to merge into another entity for the purpose of offering the securities of such other entity for sale to the public; or to authorize the transfer or merger of Star or Star's interest in the Partnership to an entity for the purpose of offering the securities of such other entity for sale to the public.

          (f)  Delegation of Authority.  The Management Committee may delegate
               -----------------------
     all or any of its powers, and the Person to whom such powers are delegated may take any action and perform any services for the Partnership as the Management Committee may approve in writing. Such Person may be authorized by the Management Committee to appoint, employ, contract with, or otherwise deal with any Person, including any of the Partners, in the transaction of the business of the Partnership.

          (g) Members of the Management Committee shall not be liable to the Partnership or any of the Partners for, and they shall be indemnified and held harmless by the Partnership from and against, any and all claims, demands, liabilities, costs, expenses (including reasonable attorneys' fees and court costs), and damages of any nature whatsoever arising out of or incidental to the Management Committee's management of the Partnership' affairs, except where such claim is based upon the willful misconduct of a member of the Management Committee, or upon action by members of the Management Committee of any provision of this Agreement. The indemnification rights herein contained shall be cumulative of, and in addition to, any and all other rights, remedies, and recourse of the members of the

     Management Committee, whether available pursuant to this Agreement or by law.

     5.2  Budget Committee.  The Partnership shall have a Budget Committee with
          ----------------
the authority and membership set forth in this Section 5.2.

          (a)  Duties.  The Budget Committee shall submit a proposed budget of
               ------
     the Management Committee at least thirty days prior to the commencement of the year, quarter or shorter period for which the budget is prepared. The Representatives of the Management Committee who are not members of the Budget Committee shall review the proposed budget and present objections or comments to the Budget Committee within five business days after receipt of the budget. The Budget Committee shall review such objections and comments within five business days after receipt thereof. Promptly thereafter, the Management Committee shall meet to approve the budget or appropriately revise and approve the budget as revised.

          (b)  Membership.  The Budget Committee shall be composed of the
               ----------
     Representatives on the Management Committee designated by Showboat. The members of the Budget Committee shall act solely on behalf of the Partners in their capacity as Budget Committee members. Members of the Budget Committee may conduct meetings by conference telephone or other communications equipment by means of which all Representatives participating can hear each other.

     5.3  Partnership Debts.  The Partnership shall be primarily liable to
          -----------------
creditors of the Partnership for all Partnership debts. Each Partner shall be proportionately liable to such creditors on the basis of such Partner's Percentage Interest. Effective as of the Third Amendment Effective Date, each Minority Partner hereby assumes the liabilities of the Partnership existing on the Third Amendment Effective Date (whether known or unknown, and whether absolute, accrued, contingent or otherwise) in the proportion set forth opposite his or its name in Section 3.1(b) above, and Showboat hereby assumes an additional twenty (20%) percent of the liabilities of the Partnership existing on the Third Amendment Effective Date (whether known or unknown, and whether absolute, accrued, contingent or otherwise), and the Minority Partners and Showboat agree that, anything contained in Section 6.3 hereof to the contrary notwithstanding, as among the parties hereto, Star shall have no liability with respect to the proportionate share of existing Partnership liabilities assumed by the Minority Partners and by Showboat hereby. Each Partner agrees to indemnify each other Partner to the extent such other Partner may pay to a creditor of the Partnership any amounts in excess of such Partner's proportionate share of a Partnership debt. Notwithstanding anything in this Section to the contrary, the Partners are responsible for their respective obligations under Section 10 hereof.

     5.4  Other Ventures.  Nothing contained herein shall be construed to
          --------------
prevent any of the Partners from engaging in any other business venture, whether or not in competition with the Partnership nor any of the other Partners, and neither the Partnership nor any other Partners shall have any rights in and to any such ventures, or the profits, losses, or cash flow derived therefrom.

     5.5  Exculpation from Liability;  Indemnification.
          --------------------------------------------

          (a) No Partner shall be liable to the Partnership or to any other Partner because any taxing authority contests, disallows, or adjusts any item of income, gain, loss, deduction, credit, or tax preference in the Partnership income tax returns.

          (b) No partner shall be liable for the return of the Capital Contributions of the remaining Partners or for any portion thereof, it being expressly understood that any such return shall be made solely from the assets of the Partnership.

     5.6  Reimbursement of Expenses.  The Partners shall be entitled to
          -------------------------
reimbursement for all reasonable direct expenses of the Partnership incurred or paid by such Partners on behalf of the Partnership.

     5.7  Casino Management.  The Partners acknowledge that the Partnership has
          -----------------
succeeded to the interest of Star, by virtue of an assignment in an agreement with Lake Pontchartrain Showboat, Inc. ("LPS") to provide LPS the exclusive right to manage and operate the gaming operations associated with the Riverboat. If the aforesaid agreement with LPS is terminated without the concurrence of Showboat, Showboat shall have the option to sell its Interest to Star or the Partnership in accordance with Section 8.

     5.8  Reports.  The Partnership shall provide written, oral or videotaped
          -------
reports of the operations of the Casino Facilities and other operations conducted pursuant to Section 2.4 of this Agreement on a weekly basis to the Majority Partners.

     5.9  Issuance of Credit.  If any Partner approves credit for anyone
          ------------------
gambling at the Casino Facilities and that credit is not paid, and it is determined that the issuance of such credit was not reasonable under the circumstances, the Partner approving the credit shall be responsible to the Partnership for the unpaid credit.


     XIV.  Amendment to Caption of Section 6.  The caption of Section 6 of the
           ---------------------------------
Agreement is amended to read "TRANSFER OF PARTNER'S INTEREST AND ADMISSION OF NEW PARTNERS", rather than as previously written.

     XV.  Amendment to Section 6.1.  Section 6.1 of the Agreement is amended by
          ------------------------
adding a third paragraph thereto, reading as follows:

          "In addition to, and not in limitation of, the transfer restrictions in the preceding two paragraphs of this Section 6.1, no Partner may (a) sell, assign, pledge, encumber, hypothecate or otherwise transfer or dispose of all or any part of (i) its Interest or (ii) any interest in the entity owning the Interest, or (b) share their Interest as contemplated by
     Article 2812 of the Louisiana Civil Code, as amended, or (c) offer to do any of the foregoing, if, in any such case such transfer or offer would violate the Securities Act of 1933, as amended, any state securities or "blue sky" law, or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No such transfer or offer may be made without the written consent of Star, and as a condition to Star granting its consent to any such transfer or offer, Star may require that it receive an opinion of the Partner proposing any such transfer or offer that the proposed transfer or offer will not violate the Securities Act of 1933, as amended, any state securities or "blue sky" law, or ERISA. This paragraph shall not apply to the 30% Partnership Interest owned by Showboat immediately prior to the Third Amendment Effective Date.

          A third party to whom a Partner has transferred all or part of its Interest may be admitted to the Partnership as a new Partner if Showboat and Star agree in writing thereto, in which case an appropriate amendment to this Agreement shall be executed."

     XVI. A new section, numbered 6.4, shall be included in the Agreement, reading as follows:

          "6.4"  Contribution to Capital by a Third Party.  A Third Party who
                 ----------------------------------------
     makes a contribution of the capital of the Partnership (rather than acquiring all or part of the Interest of an existing Partner) may be admitted to the Partnership as a new Partner if Star and Showboat agree in writing thereto, in which case an appropriate amendment to this Agreement shall be executed."

     XVII.  Amendment to Section 7.1.  Section 7.1 of the Agreement is amended
            ------------------------
and restated to read in its entirety as follows:

          7.1  Default by Minority Partner.  In the event of the failure of a
               ---------------------------
     Minority Partner to comply with any of its obligations and agreements hereunder (the "Defaulting Partner"), and the continuation of such failure for a period of thirty (30) days after receipt by the Defaulting Partner of a written notice from Star specifying the same (the "curative period"), Star shall have the option to purchase the Defaulting Partner's interest in the Partnership for the Fair Market Value thereof, determined pursuant to the procedures set forth in Section 9. In the event that Star wishes to exercise its option, it shall notify all of the other Partners within thirty (30) days following the expiration of the curative period. In the event that Star exercises its option, the "Effective Date" for purposes of the determination set forth in Section 9 shall be the end of the month next proceeding the month in which the curative period expires, and payment shall be made in cash at a closing to be held in New Orleans, Louisiana on a date set by Star not later than ninety (90) days after the expiration of the curative period, provided, however, that the closing may be extended for a reasonable period of time in the event the procedures set forth in
     Section 9 have not been completed within said ninety (90) day period. In the event Star fails to exercise its option within ninety (90) days following the expiration of the curative period, Showboat shall have the same option as Star had in accordance with this Section. In the event Showboat fails to exercise its option within ninety (90) days following the expiration of Star's option period under this section, the Minority Partners other than the Defaulting Partner's interest in the Partnership for the Fair Market Value thereof, determined pursuant to the procedures set forth in Section 9. The non-defaulting Minority Partners shall be permitted to purchase equal amounts of the Defaulting Partner's interest in the Partnership regardless of the Percentage Interest held by such Minority Partners prior to the Default. In the event one or more non-defaulting Minority Partners fails to exercise its option under this section within sixty (60) days of having such option, any Partner may propose a potential new partner who desires to purchase all of the unpurchased interest of the Defaulting Partner's interest in the Partnership. Upon such proposal, Showboat and Star shall have sixty (60) days upon which to accept or reject the purchase by the proposed new partner. If a potential partner is rejected, new potential partners may be proposed until one is accepted by Showboat and Star within sixty (60) days of proposal.

     XVIII.  Amendment to Section 8.1.  The first paragraph of Section 8.1 of
             ------------------------
the Agreement is amended to read as follows, rather than as previously written:

          "8.1  In the Event of Default.  Except as provided in the next
                -----------------------
     sentence, in the event that either Majority Partner fails to fully and timely perform and fulfill its obligations pursuant to this Agreement, then in such event, a buyout event ("Buyout Event") shall be deemed to exist. The provisions of this Section 8.1 shall not be applicable should either Star or Showboat fail to make any additional Capital Contribution on or before the date such contribution is due, and the rights and obligations of the Majority Partners in such case shall be governed exclusively by Section
     3.8 of this Agreement."

     XIX.  Amendment to Section 10.3.  Section 10.3 of the Agreement is amended
           -------------------------
by substituting the words "Management Committee" for the words "Managing Partner" thereof in the first paragraph of Section 10.3.

     XX.  Amendment to Section 11.3(a).  Section 11.3(a) of the Agreement is
          ----------------------------
amended by deleting the words "or Principal" from the first sentence thereof.

     XXI  Amendment to Section 13.1.  Section 13.1 of the Agreement is amended
          -------------------------
by substituting the words "Management Committee" for the words "Managing Partner" thereof.

     XXII.  Amendment to Section 13.3.  Section 13.3 of the Agreement is amended
            -------------------------
by substituting the words "Management Committee" for the words "Managing Partner" thereof.

     XXIII.  Amendment to Section 13.4.  Section 13.4 of the Agreement is
             -------------------------
amended by substituting "John N. Brewer, Esq.; Kummer Kaempfer Bonner & Renshaw" for the words "H. Gregory Nasky, Esq.;

Vargas & Bartlett". Additionally, adding the following names and addresses at the end thereof:

          "Gabe Salloum:      Gabe Salloum
                                    7246 Ring Street
                                    New Orleans, LA  70124



          Southshore Invest-
            ments, Inc.:      Southshore Investments, Inc.
                                    3101 West Napoleon Avenue
                                    Metairie, LA  70001
                                    Attn:  Carl J. Eberts, Secretary

          Richard Schwartz:   Richard Schwartz
                                    117 West Capital Street
                                    Jackson, MS  37201-3005

          Las Ninas
             Corporation:     Las Ninas Corporation
                                    c/o James H. Roussel
                                    Phelps Dunbar
                                    400 Poydras Street
                                    Texaco Center
                                    New Orleans, LA  70130-3245

             Copies to:             R. Preston Bolt, Jr.
                                    Hand, Arendall, Bedsole, Greaves
                                     & Johnston
                                    107 St. Francis Street
                                    First National Bank Building
                                    Suite 2600
                                    Mobil, AL  36602

                                    Bender Shipbuilding & Repair
                                     Co., Inc.
                                    265 South Water Street
                                    Mobil, AL  36602

     XXIV.  Amendment to Section 14,6.  Section 14.6 of the Agreement is amended
            -------------------------
to read as follows, rather than as previously written:

          "14.6  Amendment.  This Agreement may be amended upon authorization of
                 ---------
     Partners holding, in the aggregate, Percentage Interests equal to or exceeding 75%, and all amendments shall be in writing and signed by or in behalf of all of the Partners before they become effective.

     Each of the Minority Partners does hereby appoint Star as the true and lawful agent and attorney-in-fact for such Minority Partner to sign and acknowledge any amendment to this Agreement, in such Partner's name and behalf, and to so execute whatever further instruments may be requisite in connection therewith. Such power of attorney is a special power of attorney coupled with an interest, which shall be irrevocable and shall survive the death or incapacity of the Minority Partner."

     The balance of the Agreement is not changed by this Third Amendment and shall remain in full force and effect.

     This Third Amendment may be executed in any number or counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

                                    STAR CASINO, INC.

                                By:_______________________________
                                    LOUIE ROUSSEL, III, President


                                    SHOWBOAT LOUISIANA, INC.

                                By:  /s/ Frank A. Modica
                                   -------------------------------
                                    FRANK A. MODICA, President and
                                    Chief Executive Officer

                                    THE MINORITY PARTNERS:

                                   -------------------------------
                                    GABE SALLOUM
                                    7246 Ring Street
                                    New Orleans, LA  70124

                                    SOUTHSHORE INVESTMENTS, INC.

                                By:_______________________________
                                    CARL J. EBERTS, Secretary
                                    3101 West Napoleon Avenue
                                    Suite 201
                                    Metairie, LA  70001

                                   -------------------------------
                                    RICHARD SCHWARTZ
                                    117 West Capital Street
                                    Jackson, MS  37201-3005

                                    LAS NINAS CORPORATION

                                By:_______________________________
                                    DINA B. MIDDLEKAUFF, President
                                    c/o James H. Roussel
                                    Phelps Dunbar
                                    400 Poydras Street
                                    Texaco Center
                                    New Orleans, LA  70130-3245

STATE OF LOUISIANA

PARISH OF JEFFERSON


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Louis Roussel, III, appearing herein in his capacity as the President of Star Casino, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

____________________________                       ____________________________
                                                   LOUIE ROUSSEL, III

_____________________________


                          ____________________________
                                 NOTARY PUBLIC

STATE OF NEVADA

COUNTY OF CLARK


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared Frank A. Modica, appearing herein in his capacity as the President and Chief Executive Officer of Showboat Louisiana, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

  /s/ John N. Brewer                           /s/ Frank A. Modica
- ----------------------------                -----------------------------------
                                            FRANK A. MODICA

- ----------------------------


                              /s/ Angela M. Peterson
                            ------------------------
                                 NOTARY PUBLIC

STATE OF LOUSIANA

PARISH OF ___________


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Gabe Salloum, to me personally known to be one of the individual persons who executed the above and foregoing instrument who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will, as his free act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:

____________________________                       ____________________________
                                                   GABE SALLOUM

_____________________________


                          ____________________________
                                 NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ___________


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Carl J. Eberts, appearing herein in his capacity as the Secretary of Southshore Investments, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

_____________________________                      ____________________________
                                                   CARL J. EBERTS

_____________________________


                          ____________________________
                                 NOTARY PUBLIC

STATE OF _____________

COUNTY OF ____________


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared Richard Schwartz, to me personally known to be one of the individual persons who executed the above and foregoing instrument who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will, as his free act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:

_____________________________                      _____________________________
                                                   RICHARD SCHWARTZ

_____________________________


                          ____________________________
                                 NOTARY PUBLIC

STATE OF ____________

COUNTY OF ___________


     BE IT KNOWN, that on this ____ day of ___________, 1994, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared Dina B. Middlekauff, appearing herein in her capacity as the President of Las Ninas Corporation, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

_____________________________                      _____________________________
                                                   DINA B. MIDDLEKAUFF

_____________________________


                          ____________________________
                                 NOTARY PUBLIC